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EXHIBIT 10.15(e)

November 13, 2001

Jude Sullivan, General Counsel
divine, inc. and divine/Whittman-Hart, inc.
1301 North Elston Avenue
Chicago, Illinois 60622

Re:    Settlement and Purchase Agreement

Dear Sir:

        Reference is hereby made to the Settlement And Purchase Agreement, dated as of September 7, 2001 and amended as of October 1, 2001 (the "Agreement"), by and among Microsoft Corporation, a Washington corporation ("Microsoft"), MS Channel Initiatives Corp., a Nevada corporation and a wholly owned subsidiary of Microsoft ("MSCI"), divine, inc., a Delaware corporation ("divine"), and divine/Whittman-Hart, inc., an Illinois corporation and a wholly owned subsidiary of divine ("DWH", and together with Microsoft, MSCI and divine, the "parties").

        Pursuant to Section 5.03 of the Agreement, the parties have agreed to use their respective best efforts to amend the Alliance Agreement, dated as of January 28, 2000 (the "Alliance Agreement"), by and among Microsoft, divine and Host Divine, Inc. in accordance with the terms specified on the term sheet attached to the Agreement as Exhibit D, no later than October 31, 2001. Due to the events that occurred on September 11, 2001 and for other reasons beyond their control, the parties have not yet met to discuss the amendment of the Alliance Agreement. The parties hereby agree that their failure thus far to meet and discuss the amendment of the Alliance Agreement shall not be deemed to be a breach of Section 5.03 of the Agreement, nor a waiver of the obligations of the parties thereunder. The parties hereby further agree that they shall have until December 31, 2001 to amend the Alliance Agreement in accordance with the terms specified on the term sheet attached to the Agreement as Exhibit D.

        Please indicate your agreement to the terms hereof by executing this letter agreement in the space provided below.

Sincerely yours,
MICROSOFT CORPORATION
By:	/s/ JEAN FRANCOIS HEITZ
Name: Jean Francois Heitz Title: Deputy CFO
MSN CHANNEL INITIATIVES
By:	/s/ JEAN FRANCOIS HEITZ
Name: Jean Francois Heitz Title: Deputy CFO

Accepted and Agreed as of the date first written above:

DIVINE, INC.

By:	/s/ KATHARINE A. WOLANYK
Name: Katharine A. Wolanyk Title: SVP, Corporate Development
DIVINE/WHITTMAN-HART, INC.
By:	/s/ KATHARINE A. WOLANYK
Name: Katharine A. Wolanyk Title: SVP, Corporate Development

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  EXHIBIT 10.15(e)